MUNIVEST
FUND, INC.









FUND LOGO










Semi-Annual Report

February 28, 1997





Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

ASE Symbol
MVF

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004




This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MUNIVEST FUND, INC.



The Benefits and
Risks of
Leveraging


MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

TO OUR SHAREHOLDERS



For the six months ended February 28, 1997, the Common Stock of MuniVest Fund, Inc. earned $0.311 per share income dividends, which included earned and unpaid dividends of $0.048 per share. This represents a net annualized yield of 6.43% based on a month-end per share net asset value of $9.74. Over the same period, the Fund's total investment return was +6.65%, based on a change in per share net asset value from $9.45 to $9.74, and assuming reinvestment of $0.316 per share income dividends.

For the six months ended February 28, 1997, the Fund's Preferred
Stock had an average dividend yield as follows: Series A, 3.65%;
Series B, 3.63%; Series C, 3.08%; Series D, 3.11%; and Series E,
3.28%.

The Municipal Market
Environment
Long-term tax-exempt bond yields traded in a relatively narrow range during the six months ended February 28, 1997. As measured by the Bond Buyer Revenue Bond Index, A-rated uninsured tax-exempt revenue bond yields declined to 5.93% at the end of February 1997. Municipal revenue bond yields initially declined to approximately 5.80% in early December 1996, as investors took comfort from the absence of inflationary pressures despite indications of a moderately expanding economy. For the remainder of the period, however, tax-exempt bond yields increased as concerns arose that the Federal Reserve Board may eventually raise interest rates to dampen both economic growth and the rising US equity market. US Treasury bond yields exhibited a similar pattern in recent months, but associated volatility was significantly greater. US Treasury bond yields initially declined approximately 60 basis points (0.60%) by early December 1996. By the close of the six-month period ended February 28, 1997, however, taxable yields retraced most of these gains to yield 6.80%. For the six-month period ended February 28, 1997, US Treasury bond yields declined approximately 30 basis points, while municipal bond yields fell approximately 15 basis points.

The tax-exempt bond market performed well in recent months mainly because of a continued strong supply position. During the last year, approximately $220 billion in new long-term municipal securities was underwritten, an increase of over 7% compared to the same period a year earlier. Less than $100 billion in tax-exempt securities was issued during the six months ended February 28, 1997, essentially unchanged from issuance a year ago. Approximately $45 billion in new tax-exempt securities was underwritten during the three months ended February 28, 1997, a decline in issuance of over 7% compared to the same period a year ago. This declining trend in tax-exempt bond issuance has been even more apparent thus far in 1997. During January and February, just over $200 billion in new long-term municipal bonds was underwritten, a decline of over 15% from the first two months of 1996.

A number of other factors prevented the municipal bond market from enjoying an even stronger performance. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantages of municipal bonds would be introduced to aid further deficit reductions.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion--$175 billion range. Investor demand is also expected to regain some of its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion--$185 billion range. This overall balance suggests that the positive technical backdrop enjoyed in 1996 should continue in 1997. However, the near-term direction of interest rates remains uncertain. Recent economic growth has not yet resulted in renewed inflationary pressures. The interest rate volatility seen in recent months, however, is likely to continue until either the rate of recent economic growth declines or the Federal Reserve Board raises interest rates to restrict further growth. However, the tax-exempt bond market's technical position is likely to be strong enough for much of 1997 to continue to dampen much of this interest rate volatility. This scenario suggests that municipal bond yields will continue to trade in a relatively narrow range, rewarding neither an overly aggressive nor defensive portfolio strategy.

Portfolio Strategy
In recent months, we slowly returned to a more neutral outlook from the more defensive position we adopted mid-year 1996. We expect the municipal bond market will continue to trade at a relatively narrow range, although with perhaps a slight upward bias toward higher yields by mid-year 1997. During the period, we reduced cash reserves to generate greater coupon income. Additionally, given the recent scarcity of new-issue supply, we were hesitant to maintain large cash reserves as reinvestment would be difficult. New purchases emphasized higher-yielding securities, as opposed to more interest rate-sensitive issues. Although we do not expect any meaningful decline in municipal bond interest rates until later this year, we believe the Fund's current portfolio structure could allow it to perform well in a market rally.

Looking ahead, while economic growth improved in recent months, we believe it is unlikely to accelerate sufficiently to generate serious inflationary pressures. Furthermore, the Federal Reserve Board remains committed to ensuring that inflation remains at its current levels. With such a scenario, any short-term increase in bond yields will be viewed as an opportunity to add higher-yielding securities to the Fund in an effort to enhance its already attractive dividend. We will also use such an opportunity to modestly add to the Fund's position of more interest rate-sensitive securities in order to more fully participate in an improving municipal bond market.

In Conclusion
We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Fred K. Stuebe)
Fred K. Stuebe
Vice President and
Portfolio Manager




April 3, 1997

PROXY RESULTS


During the six-month period ended February 28, 1997, MuniVest Fund,
Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 19,
1996. The description of each proposal and number of shares voted are as follows:
                                                                                    Shares Voted           Shares Voted
                                                                                        For             Without Authority
1. To elect the Fund's Board of Directors:          Charles C. Reilly                58,386,435            1,364,067
                                                    Kevin A. Ryan                    58,387,506            1,362,996
                                                    Cynthia A. Montgomery            58,385,406            1,365,096
                                                    Arthur Zeikel                    58,387,301            1,363,201

                                                                        Shares Voted             Shares Voted     Shares Voted
                                                                            For                    Against          Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                     58,376,476                328,835         1,045,191


During the six-month period ended February 28, 1997, MuniVest Fund,
Inc. Preferred Stock (Series A, B, C, D and E) shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted           Shares Voted
                                                                                        For             Without Authority
1. To elect the Fund's Board of Directors:
   Ronald W. Forbes and Richard R. West as follows:                Series A            1,807                    33
                                                                   Series B            1,578                     0
                                                                   Series C            1,894                    10
                                                                   Series D            1,401                     0
                                                                   Series E            2,296                   253


                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year as follows:    Series A         1,803               4              33
                                                                   Series B         1,578               0               0
                                                                   Series C         1,894               0              10
                                                                   Series D         1,280              90              31
                                                                   Series E         2,296             253               0

Portfolio
Abbreviations


To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
                   S&P     Moody's   Face                                                                        Value
STATE             Ratings  Ratings  Amount   Issue                                                             (Note 1a)
Alabama--3.6%     AAA      NR*     $ 9,740   Alabama, HFA, S/F Mortgage Revenue Bonds, Series A,
                                             7.60% due 10/01/2022 (d)                                           $ 10,345
                  BBB      Baa1      8,750   Courtland, Alabama, IDB, IDR, Refunding (Champion
                                             International Corporation), Series A, 7.20% due 12/01/2013            9,507
                                             Courtland, Alabama, IDB, Solid Waste Disposal Revenue
                                             Bonds (Champion International Corporation Project), AMT:
                  BBB      Baa1      5,000     7% due 6/01/2022                                                    5,244
                  BBB      Baa1      6,170     Series A, 6.375% due 3/01/2029                                      6,176


Alaska--4.0%                                 North Slope Boro, Alaska, GO, UT, Series B (c):
                  AAA      Aaa       6,000     5.10%** due 1/01/2002                                               4,764
                  AAA      Aaa       6,000     5.20%** due 1/01/2003                                               4,517
                  AA       Aa3      23,250   Valdez, Alaska, Marine Terminal Revenue Refunding
                                             Bonds (Sohio Pipeline--BP Oil), 7.125% due 12/01/2025                25,749

California--      A1+      NR*         100   California Pollution Control Financing Authority,
0.9%                                         PCR, Refunding (Pacific Gas and Electric), VRDN,
                                             Series C, 3.35% due 11/01/2026 (g)                                      100
                  AA       Aaa       7,000   California State Department of Water Resources
                                             Revenue Bonds (Central Valley Project--Water Systems),
                                             Series P, 6.50% due 6/01/2006 (a)                                     7,982


Colorado--2.7%                               Denver, Colorado, City and County Airport Revenue Bonds:
                  BBB      Baa      11,150     AMT, Series C, 6.75% due 11/15/2013                                11,765
                  BBB      Baa       1,905     AMT, Series C, 6.75% due 11/15/2022                                 2,008
                  AAA      NR*       1,850     Series A, 7.25% due 11/15/2002 (a)                                  2,133
                  AAA      Baa       5,490     Series A, 7.25% due 11/15/2002 (a)                                  6,331
                  AAA      NR*         980   El Paso County, Colorado, S/F Mortgage Revenue Bonds,
                                             AMT, Series A, 8% due 9/01/2022 (d)                                   1,040


Connecticut--     A1+      VMIG1++     100   Connecticut State Development Authority, PCR,
0.3%                                         Refunding (Western Massachusetts Electric Co.),
                                             VRDN, Series A, 3.20% due 9/01/2028 (g)                                 100
                  AAA      Aaa       2,665   Connecticut State Special Tax Obligation Revenue
                                             Refunding Bonds (Transportation Infrastructure),
                                             Series C, 6% due 10/01/2006 (c)                                       2,891


Delaware--0.5%    AAA      Aaa       3,630   Delaware Transportation Authority, Transportation
                                             System, Senior Revenue Bonds, 7% due 7/01/2014 (f)                    4,105


Florida--2.4%     A1+      VMIG1++   1,200   Dade County, Florida, IDA, IDR (Dolphins Stadium
                                             Project), VRDN, Series D, 3.30% due 1/01/2016 (g)                     1,200
                  A1+      VMIG1++   1,300   Dade County, Florida, Water and Sewer System Revenue
                                             Bonds, VRDN, 3.25% due 10/05/2022 (f)(g)                              1,300
                  NR*      Aaa       9,535   Florida, HFA, Home Ownership Revenue Bonds, AMT,
                                             Series G-1, 7.90% due 3/01/2022 (d)                                  10,047
                  AA       Aa        7,360   Gainesville, Florida, Utilities System Revenue Refunding
                                             Bonds, Series A, 5.20% due 10/01/2022                                 6,933
                  NR*      VMIG1++     100   Palm Beach County, Florida, Water and Sewer Revenue Bonds,
                                             VRDN, 3.50% due 10/01/2011 (g)                                          100
                  A1+      VMIG1++   1,200   Saint Lucie County, Florida, PCR, Refunding (Florida
                                             Power & Light Company Project), VRDN, 3.40% due 1/01/2026 (g)         1,200

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                   S&P     Moody's   Face                                                                        Value
STATE             Ratings  Ratings  Amount   Issue                                                             (Note 1a)
Georgia--5.9%     A1       NR*     $ 2,800   Burke County, Georgia, Development Authority, PCR,
                                             Refunding (Georgia Power Company Plant Vogtle Project),
                                             VRDN, 3.45% due 9/01/2026 (g)                                      $  2,800
                                             Georgia Municipal Electric Authority, Special Obligation
                                             Bonds:
                  A        A3        4,850     (3rd Crossover Series), Series W, 6.60% due 1/01/2018               5,391
                  A+       A3       12,940     (5th Crossover Series), Project One, 6.50% due 1/01/2017           14,225
                                             Georgia State, GO, Series F:
                  AA+      Aaa       8,900     6.50% due 12/01/2006                                               10,082
                  AA+      Aaa       7,000     6.50% due 12/01/2007                                                7,965
                  AA+      Aa        1,550   Georgia State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                             Sub-Series A-2, 6.55% due 12/01/2027                                  1,597
                  AA-      A1        3,725   Metropolitan Atlanta, Rapid Transit Authority, Sales
                                             Tax Revenue Bonds, Series O, 6.55% due 7/01/2001(a)                   4,099
                  A+       A3        4,785   Monroe County, Georgia, Development Authority, PCR,
                                             Refunding (Oglethorpe Power Scherer), Series A, 6.80%
                                             due 1/01/2011                                                         5,407


Hawaii--1.6%                                 Hawaii State Department of Budget and Finance, Special
                                             Purpose Mortgage Revenue Bonds:
                  AA+      NR*       3,500     (Citizens Utility Company), Series 91-A, 6.66% due 11/01/2021       3,699
                  A        A2       10,000     (Kapi'Olani Health Obligations), 6.25% due 7/01/2021               10,286


Idaho--1.1%       A+       Aaa       3,325   Idaho Falls, Idaho, Refunding, GO, UT, 9.10% due 4/01/2003 (a)        4,187
                  NR*      Aaa       5,000   Idaho Housing Agency, S/F Mortgage Revenue Bonds, AMT,
                                             Series E-2, 6.90% due 1/01/2027                                       5,241


Illinois--7.9%    AAA      Aaa       2,500   Chicago, Illinois, GO, Series A-1, 5.125% due 1/01/2025 (h)           2,297
                  AAA      Aaa       6,750   Chicago, Illinois, Water Revenue Bonds, 5% due 11/01/2020 (f)         6,131
                  AAA      Aaa       2,500   Cook County, Illinois, COP (Community College--District No.
                                             508), UT, 8.75% due 1/01/2004 (f)                                     3,062
                  BBB      Baa2      7,000   Illinois Development Finance Authority, PCR, Refunding
                                             (Commonwealth Edison Company Project), 7.25% due 6/01/2011            7,556
                                             Illinois Educational Facilities Authority Revenue Bonds:
                  NR*      NR*       2,500     (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (a)       3,009
                  A+       A1        2,000     Refunding (Loyola University--Chicago), Series A, 7.125%
                                               due 7/01/2021                                                       2,181
                                             Illinois, HDA, Revenue Bonds (M/F Housing Program):
                  A+       A1          920     Refunding, Series A, 7.375% due 7/01/2017                             994
                  A+       A1        7,000     Series 5, 6.75% due 9/01/2023                                       7,273
                                             Illinois Health Facilities Authority Revenue Bonds:
                  NR*      Baa1      2,650     (Holy Cross Hospital Project), 6.70% due 3/01/2014                  2,738
                  NR*      Baa1      2,205     (Ravenswood Hospital Medical Center), 6.85% due 6/01/2012           2,286
                  NR*      Baa1      7,375     (Ravenswood Hospital Medical Center), 6.90% due 6/01/2022           7,644
                  AA       A1        9,000     Refunding (Advocate Health Care), Series A, 5.875%
                                               due 8/15/2022                                                       8,947
                  BBB      NR*       2,500   Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                             (Sales Tax--Landings Redevelopment), 7% due 12/01/2008                2,748
                                             Regional Transportation Authority, Illinois, Revenue Bonds:
                  AAA      Aaa       3,500     Series A, 7.20% due 11/01/2020 (h)                                  4,224
                  AAA      Aaa       4,000     UT, Series C, 7.75% due 6/01/2020 (f)                               5,123
                  AAA      Aaa       2,500     UT, Series C, 7.10% due 6/01/2025 (f)                               2,838


Indiana--8.9%     A        NR*       5,250   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                             Program), Series A, 6.75% due 2/01/2017                               5,821
                                             Indiana Health Facilities Financing Authority, Hospital
                                             Revenue Refunding Bonds:
                  AA       Aa3      10,250     (Clarian Health Partners Inc.), Series A, 6% due 2/15/2021         10,337
                  BBB+     NR*       3,000     (Hancock Memorial Hospital Health Services), 6.125%
                                               due 8/15/2017                                                       3,005
                  NR*      Aaa       5,290   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                             Series A, 6.80% due 1/01/2017                                         5,519
                  NR*      A2        6,000   Indiana Transportation Finance Authority, Airport Facilities
                                             Lease Revenue Bonds (United Air), Series A, 6.75% due
                                             11/01/2002 (a)                                                        6,720
                  A+       A1        7,195   Indiana Transportation Finance Authority, Highway Revenue
                                             Bonds, Series A, 6.80% due 12/01/2016                                 8,294
                                             Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                             Revenue Refunding Bonds, Series D:
                  A+       NR*      15,335     6.75% due 2/01/2014                                                17,465
                  A+       NR*      18,350     6.75% due 2/01/2020                                                20,054


Iowa--0.4%        NR*      Aaa       3,310   Iowa Finance Authority, S/F Mortgage Revenue Bonds, AMT,
                                             Series A, 7.90% due 11/01/2022 (d)                                    3,467


Kentucky--0.5%    AA-      Aa3       3,900   Boone County, Kentucky, PCR, Refunding (Dayton Power &
                                             Light Co.), Series A, 6.50% due 11/15/2022                            4,139


Louisiana--1.5%   A-       A3        4,000   De Soto Parish, Louisiana, Environmental Improvement
                                             Revenue Refunding Bonds (International Paper Co. Project),
                                             AMT, Series B, 6.55% due 4/01/2019                                    4,191
                  NR*      Baa2      3,000   Lake Charles, Louisiana, Harbor and Terminal District,
                                             Port Facilities Revenue Refunding Bonds (Trunkline Long
                                             Company Project), 7.75% due 8/15/2022                                 3,407
                  A-       A1        5,000   Louisiana Public Facilities Authority Revenue Bonds
                                             (Tulane University ), 6.625% due 11/15/2021                           5,399

Massachusetts--   AAA      Aaa       2,035   Boston, Massachusetts, Water and Sewer Commission Revenue
9.0%                                         Bonds, Series A, 9.25% due 1/01/2011 (k)                              2,805
                                             Massachusetts Bay Transportation Authority Revenue Bonds
                                             (Massachusetts General Transportation Systems):
                  A+       A1        3,010     Refunding, Series A, 7% due 3/01/2019                               3,569
                  A+       A1        7,500     Series C, 6.10% due 3/01/2023                                       7,697
                                             Massachusetts State, HFA (Residential Development)(e):
                  AAA      Aaa       3,375     Series A, 6.90% due 11/15/2024                                      3,552
                  AAA      Aaa       2,360     Series D, Section 8, 6.875% due 11/15/2021                          2,474
                  AAA      Aaa       7,300   Massachusetts State Health and Educational Facilities Authority
                                             Revenue Bonds, 6.70% due 8/15/2021 (i)                                7,909
                                             Massachusetts State Water Resource Authority, Series A:
                  AAA      Aaa       7,870     6.875% due 12/01/2001 (a)                                           8,840
                  A        A        37,130     6.50% due 7/15/2019                                                41,565


Michigan--10.5%   AAA      Aaa       2,085   Detroit, Michigan, Sewage Disposal Revenue Refunding
                                             Bonds, Series B, 5.25% due 7/01/2021 (c)                              1,960
                  AAA      Aaa       3,125   East Grand Rapids, Michigan, Public School District
                                             Building and Site, UT, 5% due 5/01/2016 (c)                           2,916
                  AAA      Aaa       2,000   Grand Ledge, Michigan, Public School District, UT, 7.875%
                                             due 5/01/2004 (a)(c)                                                  2,422
                  BBB      NR*       4,385   LaPeer, Michigan, Economic Development Corporation,
                                             Limited Obligation Revenue Bonds (LaPeer Health Services
                                             Project), 8.50% due 2/01/2000 (a)                                     4,952
                  AA+      NR*      10,915   Michigan State, HDA, S/F Mortgage Revenue Refunding
                                             Bonds, AMT, Series D, 6.85% due 6/01/2026                            11,387
                                             Michigan State Hospital Finance Authority Revenue Bonds:
                  NR*      Aaa       2,000     (McLaren Obligated Group), Series A, 7.50% due 9/15/2001 (a)        2,286
                  A        A2        3,250     Refunding (Detroit Medical Center Obligation Group),
                                               Series A, 6.25% due 8/15/2013                                       3,366
                  A        A2        7,930     Refunding (Detroit Medical Center Obligation Group),
                                               Series A, 6.50% due 8/15/2018                                       8,324
                  AA       Aa2       7,500     Refunding (Henry Ford Health Systems), Series A, 5.25%
                                               due 11/15/2020                                                      7,036
                  AA       Aa2      21,875     Refunding (Henry Ford Health Systems), Series A, 5.25%
                                               due 11/15/2025                                                     20,402
                  NR*      VMIG1++     100     Refunding (Mount Clemens Hospital), VRDN, 3.40% due
                                               8/15/2015 (g)                                                         100
                  AAA      Aaa       2,880     (Saint John Hospital and Medical Center), Series A, 5.25%
                                               due 5/15/2026 (h)                                                   2,685
                  AA-      Aaa       2,000     (Sisters of Mercy Health Corp.), Series J, 7.375% due
                                               2/15/2001 (a)                                                       2,248
                  A1+      VMIG1++     100   Michigan State Strategic Fund, Limited Obligation Revenue
                                             Bonds (United Waste Systems, Inc. Project), VRDN, AMT,
                                             3.45% due 4/01/2010 (g)                                                 100
                  AAA      Aaa       3,000   Michigan State Strategic Fund, Limited Obligation Revenue
                                             Refunding Bonds (Detroit Edison Co. Plantation Project),
                                             6.875% due 12/01/2021 (f)                                             3,326

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                   S&P     Moody's   Face                                                                        Value
STATE             Ratings  Ratings  Amount   Issue                                                             (Note 1a)
Michigan                                     Michigan State University Revenue Bonds, Series A (h):
(concluded)       AAA      Aaa     $ 1,450     5.125% due 2/15/2016                                             $  1,370
                  AAA      Aaa       5,000     5% due 2/15/2026                                                    4,539
                                             Royal Oak, Michigan, Hospital Finance Authority
                                             Revenue Bonds:
                  AAA      Aaa         235     Refunding (Beaumont Properties, Inc.), Series E,
                                               6.625% due 1/01/2002 (a)                                              260
                  AA-      Aa3       2,265     Refunding (Beaumont Properties, Inc.), Series E,
                                               6.625% due 1/01/2019                                                2,418
                  AA       Aaa       5,750     (William Beaumont Hospital), Series D, 6.75% due
                                               1/01/2001 (a)                                                       6,322
                  AAA      Aaa       2,400   Saint Clair County, Michigan, Building Authority, 5.25%
                                             due 4/01/2021 (c)                                                     2,268


Minnesota--2.8%   A1+      NR*       1,100   Beltrami County, Minnesota, Environmental Control Revenue
                                             Bonds (Northwood Panelboard Co. Project), VRDN, AMT, 3.45%
                                             due 7/01/2025 (g)                                                     1,100
                  AA-      A1          100   Minneapolis, Minnesota, Community Development Agency, PCR
                                             (Collateral--Northern System Power Co. Project), VRDN,
                                             3.40% due 3/01/2011 (g)                                                 100
                                             Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                  AA       Aa        3,590     AMT, Series L, 6.70% due 7/01/2020                                  3,728
                  AA       Aa        5,690     AMT, Series M, 6.70% due 7/01/2026                                  5,908
                  AA+      Aa        4,155     Series H, 6.70% due 1/01/2018                                       4,372
                  AA+      Aa        2,000     Series Q, 6.70% due 1/01/2017                                       2,105
                  AA-      A1          700   Red Wing, Minnesota, PCR (Northern States Power Company
                                             Project), VRDN, 3.40% due 3/01/2011 (g)                                 700
                  BBB      Baa1      5,700   Sartell, Minnesota, PCR, Refunding (Champion International
                                             Corp.), 6.95% due 10/01/2012                                          6,086


Mississippi--     NR*      P1          100   Perry County, Mississippi, PCR, Refunding (Leaf River Forest
0.0%                                         Project), VRDN, 3.40% due 3/01/2002 (g)                                 100


Missouri--0.3%    AAA      Aaa       2,600   Missouri State Regional Convention and Sports Complex
                                             Authority, Series A, 6.90% due 8/15/2003 (a)                          2,941


Nevada--1.9%      AAA      Aaa       3,000   Clark County, Nevada, Santation District, Series A, 6.80%
                                             due 7/01/2002 (a)                                                     3,349
                  AAA      Aaa       5,000   Clark County, Nevada, School District GO, 6.75% due
                                             12/15/2004 (a)(f)                                                     5,729
                                             Nevada State Housing Division, Housing Revenue Bonds, AMT:
                  AAA      NR*       1,235     (Multi-Unit), Issue B, 7.45% due 10/01/2017 (e)                     1,330
                  NR*      Aa        2,355     (S/F Program), Series A, 6.55% due 10/01/2012                       2,436
                  AAA      Aaa       3,110     (S/F Program), Series E, 7% due 10/01/2019                          3,272

New Jersey--1.0%  AAA      Aaa       3,000   New Jersey State Housing and Mortgage Finance Agency
                                             Revenue Bonds (Home Buyer), AMT, Series M, 6.95%
                                             due 10/01/2022 (c)                                                    3,169
                  AAA      Aaa       5,000   New Jersey State Transportation Trust Fund Authority,
                                             Refunding (Transportation System), Series A, 6% due 6/15/2003 (h)     5,384


New York--6.2%                               New York City, New York, GO, UT:
                  BBB+     Baa1      3,750     Refunding, Series C, 5.875% due 2/01/2016                           3,639
                  BBB+     Baa1      5,000     Refunding, Series F, 5.875% due 8/01/2024                           4,806
                  BBB+     Baa1      4,355     Series B, 7% due 6/01/2016                                          4,629
                  BBB+     Baa1      2,800     Series B, 5.875% due 8/15/2016                                      2,716
                  BBB+     Baa1      1,500     Series B, Sub-Series B-1, 7% due 8/15/2016                          1,611
                  BBB+     Baa1      4,000     Series B, Sub-Series B-1, 7.25% due 8/15/2019                       4,402
                  BBB+     Baa1      4,085     Series F, 5.75% due 2/01/2019                                       3,894
                  BBB+     Baa1      2,615     Series O, 9.50% due 8/01/2002                                       3,100
                  A1       VMIG1++     300   New York City, New York, GO, VRDN, UT, Sub-Series A-4,
                                             3.45% due 8/01/2022 (g)                                                 300
                  A1+      VMIG1++   1,000   New York City, New York, Municipal Water Finance Authority,
                                             Water and Sewer System
                                             Revenue Bonds, VRDN, Series G, 3.40% due 6/15/2004 (f)(g)             1,000
                  BBB      Aaa       3,350   New York State, HFA, Services Contract Obligation Revenue
                                             Bonds, Series A, 7.80% due 3/15/2001 (a)                              3,831
                  A        Aaa      13,000   New York State Local Government Assistance Corporation
                                             Revenue Bonds, Series C, 7% due 4/01/2001 (a)                        14,527
                  BBB      Aaa       2,380   New York State Urban Development Corporation Revenue Bonds
                                             (State Facilities), 7.50% due 4/01/2001 (a)                           2,703
                  AA-      A1        2,750   Port Authority of New York and New Jersey, Consolidated
                                             Revenue Bonds, 76th Series, AMT, 6.50% due 11/01/2026                 2,925


North Carolina--                             North Carolina Medical Care Commission, Health Care
0.7%                                         Facilities Revenue Bonds (Carolina Medicorp. Project):
                  AA       Aa3       1,215     5.25% due 5/01/2021                                                 1,136
                  AA       Aa3       2,515     5.25% due 5/01/2026                                                 2,331
                  AA       Aa3       2,500   North Carolina Medical Care Commission, Hospital Revenue
                                             Bond (Duke University Hospital Project), Series C, 5.25%
                                             due 6/01/2021                                                         2,344


Ohio--4.2%                                   Cleveland, Ohio, Public Power System, Revenue Refunding
                                             Bonds, First Mortgage, Series 1 (c):
                  AAA      Aaa       2,750     5% due 11/15/2020                                                   2,538
                  AAA      Aaa       5,000     5% due 11/15/2024                                                   4,567
                  AA       Aa3       6,480   Franklin County, Ohio, Hospital Revenue Refunding Bonds
                                             (Holy Cross Health System Corp.), 5.875% due 6/01/2021                6,508
                                             Ohio, HFA, S/F Mortgage Revenue Bonds, AMT (d):
                  AAA      Aaa       3,950     RIB, Series B-4, 9.971% due 3/31/2031 (j)                           4,315
                  AAA      NR*       8,775     Series A, 7.65% due 3/01/2029                                       9,255
                  AAA      NR*       3,945     Series C, 8.125% due 3/01/2020                                      4,158
                  AAA      NR*       4,335     Series C, 7.85% due 9/01/2021                                       4,599
                  A1+      VMIG1++   1,000   Ohio State Air Quality Development Authority, Revenue
                                             Refunding Bonds (Cincinnati Gas and Electric), VRDN,
                                             Series B, 3.40% due 9/01/2030 (g)                                     1,000

Pennsylvania--    AA+      Aa        4,890   Pennsylvania, HFA, S/F Mortgage Revenue Bonds, AMT,
1.9%                                         Series U, 7.80% due 10/01/2020                                        5,151
                  AAA      Aaa      10,000   Pennsylvania State Higher Educational Assistance Agency,
                                             Student Loan Revenue Bonds, AMT, RIB, 9.863% due
                                             9/03/2026 (h)(j)                                                     11,212


Rhode Island--    AA+      A1        6,000   Rhode Island Housing and Mortgage Finance Corporation,
1.5%                                         INFLOS, AMT, Series 8, 10.439% due 4/01/2024 (j)                      6,532
                  AAA      Aaa       6,000   Rhode Island State Health and Education Building
                                             Corporation Revenue Bonds (Rhode Island Hospital),
                                             6.85% due 8/15/2021 (f)(k)                                            6,697


South Carolina--  A1+      VMIG1++     900   Berkeley County, South Carolina, PCR, Refunding (Amoco
0.4%                                         Chemical Co. Project), VRDN, 3.40% due 7/01/2012 (g)                    900
                  AAA      Aaa       2,045   Richland County, South Carolina, Hospital Facilities
                                             Revenue Refunding Bonds (South Carolina Baptist Hospital),
                                             Series B, 10% due 8/01/2001 (h)                                       2,501


Texas--6.8%       AAA      Aaa       3,040   Copperas Cove, Texas, Independent School District, GO,
                                             UT, 6.90% due 8/15/2004 (a)                                           3,474
                  AAA      Aaa       3,420   Dallas, Texas, GO, 6% due 2/15/2006                                   3,713
                  AA-      Aa3       6,250   Guadalupe-Blanco River Authority, Texas, Sewage and
                                             Solid Waste Disposal Facility Revenue Bonds (E.I. du
                                             Pont de Nemours and Company Project), AMT, 6.40% due 4/01/2026        6,563
                  BBB      Baa1      4,000   Gulf Coast, Texas, IDA, Revenue Refunding Bonds (Champion
                                             International Corp.), 7.125% due 4/01/2010                            4,307
                  NR*      VMIG1++     100   Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                             (CITGO Petroleum Corp. Project), VRDN, AMT, 3.50% due 5/01/2025 (g)     100
                  AA       Aa3       2,400   Harris County, Texas, Certificates of Obligation, Tax and
                                             Revenue Bonds, 10% due 10/01/2002 (k)                                 3,022

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
                   S&P     Moody's   Face                                                                       Value
STATE             Ratings  Ratings  Amount   Issue                                                             (Note 1a)
Texas                                        Harris County, Texas, Health Facilities Development
(concluded)                                  Corporation, Hospital Revenue Bonds:
                  AAA      Aaa     $ 1,485     (Herman Hospital Project), 6.375% due 10/01/2024 (c)             $  1,588
                  A-       A2        3,500     (Memorial Hospital Systems Project), Series A,
                                               6.60% due 6/01/2004 (a)                                             3,966
                  A-       A2        2,500     (Memorial Hospital Systems Project), Series A, 6.625%
                                               due 6/01/2004 (a)                                                   2,827
                  AA       Aa        5,290     (Saint Luke's Episcopal Hospital Project), Series A,
                                               6.625% due 2/15/2012                                                5,641
                  A1+      NR*         300   Harris County, Texas, Industrial Development Corporation,
                                             PCR (Exxon Corporation Project), AMT, 3.45% due 8/15/2027               300
                  AAA      Aaa       2,500   Houston, Texas, Water and Sewer System Revenue Refunding
                                             Bonds, Junior Lien Series A, 5.375% due 12/01/2027                    2,372
                  A+       A2        2,500   Matagorda County, Texas, Port of Bay City Authority Revenue
                                             Bonds (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026      2,615
                                             North Central, Texas, Health Facility Development
                                             Corporation Revenue Bonds:
                  AA       Aa        5,700     (Baylor University Medical Center), INFLOS, Series A,
                                               9.968% due 5/15/2001 (a)(j)                                         6,918
                  A1       Aaa         500     (Methodist Hospital, Dallas), VRDN, Series B, 3.45% due
                                               10/01/2015 (b)(g)                                                     500
                  NR*      Aaa         960   Socorro, Texas, Independent School District, UT, Series A,
                                             5.125% due 2/15/2027                                                    885
                  NR*      VMIG1++   1,800   Southwest Texas, Higher Education Authority Incorporated,
                                             Revenue Refunding Bonds (Southern Methodist University),
                                             VRDN, 3.45% due 7/01/2015 (g)                                         1,800
                  AA       Aa        5,000   Texas State Refunding (Public Financing Authority), 5.70%
                                             due 10/01/2003                                                        5,328
                  AA       Aa        3,500   Texas State Refunding (Veterans' Land), UT, 6.50% due 12/01/2021      3,697


Utah--0.4%        A+       Aa        3,150   Intermountain Power Agency, Utah, Power Supply Revenue
                                             Bonds, Series B, 7% due 7/01/2021                                     3,352
                  NR*      P1          100   Salt Lake County, Utah, PCR, Refunding (Service Station
                                             Holdings Project), VRDN, 3.45% due 2/01/2008 (g)                        100


Virginia--2.1%                               Virginia State, HDA, Commonwealth Mortgage Revenue Bonds:
                  AA+      NR*       2,950     AMT, Series G, Sub-Series G-2, 6.65% due 1/01/2019                  3,040
                  AA+      Aa1      10,000     Series H, 6.85% due 7/01/2014                                      10,578
                  AA+      Aa1       4,400     Series J, Sub-Series J-2, 6.75% due 7/01/2017                       4,679


Washington--4.8%                             Washington State Housing Finance Commission, S/F Mortgage
                                             Revenue Refunding Bonds (d):
                  AAA      NR*       7,795     Series A, 7.70% due 7/01/2016                                       8,265
                  AAA      NR*       2,395     Series D, 6.95% due 7/01/2017 (e)                                   2,504
                                             Washington State Public Power Supply System, Revenue
                                             Refunding Bonds (Nuclear Project No. 1):
                  AA-      Aaa       5,000     Series A, 6.875% due 7/01/2001 (a)                                  5,569
                  AA-      Aa1       3,000     Series A, 7% due 7/01/2008                                          3,425
                  AA-      Aa1       5,000     Series B, 7.25% due 7/01/2009                                       5,791
                  AA-      Aa1      14,320     Series B, 7.125% due 7/01/2016                                     16,471


Wisconsin--0.5%   NR*      A3        4,000   Wisconsin State Health and Educational Facilities
                                             Authority, Revenue Refunding Bonds (Saint Claire
                                             Hospital Project), 7% due 2/15/2011                                   4,249


Wyoming--1.2%     BBB      Baa2      7,475   Sweetwater County, Wyoming, Solid Waste Disposal
                                             Revenue Bonds (FMC Corp. Project), AMT, Series B,
                                             6.90% due 9/01/2024                                                   7,963
                  AA       Aa        2,500   Wyoming Community Development Authority, S/F Mortgage
                                             Revenue Bonds, AMT, Series H, 7.10% due 6/01/2012                     2,642

                  Total Investments (Cost--$809,363)--98.4%                                                      856,363

                  Other Assets Less Liabilities--1.6%                                                             14,150
                                                                                                                --------
                  Net Assets--100.0%                                                                            $870,513
                                                                                                                ========


               (a)Prerefunded.
               (b)BIG Insured.
               (c)MBIA Insured.
               (d)GNMA Collateralized.
               (e)FNMA Collateralized.
               (f)FGIC Insured.
               (g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1997.
               (h)AMBAC Insured.
               (i)FSA Insured.
               (j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1997.
               (k)Escrowed to maturity.
                 *Not Rated.
                **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                ++Highest short-term rating by Moody's Investors Service, Inc.

                  See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of February 28, 1997
Assets:             Investments, at value (identified cost--$809,363,381)(Note 1a)                          $856,363,215
                    Cash                                                                                          56,925
                    Receivables:
                      Interest                                                             $ 12,499,763
                      Securities sold                                                        12,094,318       24,594,081
                                                                                           ------------
                    Prepaid expenses and other assets                                                             20,112
                                                                                                            ------------
                    Total assets                                                                             881,034,333
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    9,184,098
                      Dividends to Common Stock shareholders (Note 1e)                          831,848
                      Investment adviser (Note 2)                                               335,539       10,351,485
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       169,518
                                                                                                            ------------
                    Total liabilities                                                                         10,521,003
                                                                                                            ------------


Net Assets:         Net assets                                                                              $870,513,330
                                                                                                            ============


Capital:            Preferred Stock, par value $.025 per share; 10,000,000 shares authorized (11,000 shares of AMPS* issued and outstanding,
                    at $25,000 per share liquidation preference)(Note 4)                                    $275,000,000
                    Common Stock, par value $.10 per share; 150,000,000 shares
                    authorized; 61,123,140 shares issued and outstanding (Note 4)          $  6,112,314
                    Paid-in capital in excess of par                                        563,529,671
                    Undistributed investment income--net                                      6,315,656
                    Accumulated realized capital losses on investments--net (Note 5)        (25,143,426)
                    Accumulated distributions in excess of realized capital
                    gains--net (Note 1e)                                                     (2,300,719)
                    Unrealized appreciation on investments--net                              46,999,834
                                                                                           ------------
                    Total--Equivalent to $9.74 net asset value per share of
                    Common Stock (market price--$9.25)                                                       595,513,330
                                                                                                            ------------
                    Total capital                                                                           $870,513,330
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Six Months Ended February 28, 1997
Investment          Interest and amortization of premium and discount earned                                $ 26,552,815
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,182,908
                    Commission fees (Note 4)                                                    354,671
                    Transfer agent fees                                                          73,695
                    Accounting services (Note 2)                                                 47,925
                    Professional fees                                                            43,672
                    Custodian fees                                                               28,216
                    Printing and shareholder reports                                             24,654
                    Directors' fees and expenses                                                 16,769
                    Pricing fees                                                                 12,298
                    Listing fees                                                                 10,052
                    Other                                                                        16,942
                                                                                           ------------
                    Total expenses                                                                             2,811,802
                                                                                                            ------------
                    Investment income--net                                                                    23,741,013
                                                                                                            ------------


Realized &          Realized gain on investments--net                                                          2,575,199
Unrealized Gain     Change in unrealized appreciation on investments--net                                     15,586,510
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 41,902,722
(Notes 1b, 1d & 3):                                                                                         ============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six         For the
                                                                                           Months Ended      Year Ended
                                                                                           February 28,       August 31,
                    Increase (Decrease) in Net Assets:                                         1997              1996
Operations:         Investment income--net                                                 $ 23,741,013     $ 48,100,100
                    Realized gain (loss) on investments--net                                  2,575,199       (4,368,437)
                    Change in unrealized appreciation on investments--net                    15,586,510          793,429
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     41,902,722       44,525,092
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Common Stock                                                          (19,292,297)     (38,311,006)
(Note 1e):            Preferred Stock                                                        (4,637,260)      (9,884,670)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (23,929,557)     (48,195,676)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  17,973,165       (3,670,584)
                    Beginning of period                                                     852,540,165      856,210,749
                                                                                           ------------     ------------
                    End of period*                                                         $870,513,330     $852,540,165
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  6,315,656     $  6,527,951
                                                                                           ============     ============


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in the     For the Six
                    financial statements.                            Months Ended
                                                                     February 28,     For the Year Ended August 31,
                    Increase (Decrease) in Net Asset Value:              1997       1996      1995     1994       1993
Per Share           Net asset value, beginning of period              $   9.45   $   9.51  $   9.57  $  10.65   $  10.19
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .39        .79       .81       .84        .92
                    Realized and unrealized gain (loss) on
                    investments--net                                       .30       (.06)      .10      (.78)       .69
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .69        .73       .91       .06       1.61
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.32)      (.63)     (.64)     (.70)      (.78)
                      Realized gain on investments--net                     --         --      (.12)     (.32)      (.25)
                      In excess of realized gain on
                      investments--net                                      --         --      (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.32)      (.63)     (.80)    (1.02)     (1.03)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends to Preferred Stock shareholders
                      from investment income--net                         (.08)      (.16)     (.17)     (.12)      (.12)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.74   $   9.45  $   9.51  $   9.57   $  10.65
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $   9.25   $  9.125  $  8.563  $   8.50   $  11.25
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on market price per share                      4.89%+++  14.18%    10.88%   (16.29%)    10.39%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   6.65%+++   6.46%     9.38%     (.44%)    15.38%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .64%*      .64%      .66%      .64%       .65%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               5.44%*     5.57%     5.91%     5.76%      6.17%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                      $595,513   $577,540  $581,211  $584,680   $642,530
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $275,000   $275,000  $275,000  $275,000   $275,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.19%     69.87%    71.95%   100.92%     73.38%
                                                                      ========   ========  ========  ========   ========


Leverage:           Asset coverage per $1,000                         $  3,166   $  3,100  $  3,113  $  3,126   $  3,336
                                                                      ========   ========  ========  ========   ========


Dividends Per       Series A--Investment income--net                  $    461   $    895  $    922  $    633   $    633
Share on                                                              ========   ========  ========  ========   ========
Preferred           Series B--Investment income--net                  $    457   $    903  $    946  $    637   $    642
Stock Outstan-                                                        ========   ========  ========  ========   ========
ding:++             Series C--Investment income--net                  $    389   $    900  $    947  $    644   $    624
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    392   $    901  $  1,014  $    633   $    644
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    413   $    895  $    968  $    626   $    636
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a four-for-one stock split on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

*Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

*Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1997 were $247,998,746 and $244,424,530, respectively.

Net realized and unrealized gains (losses) as of February 28, 1997 were as follows:


                                 Realized Gains   Unrealized
                                     (Losses)       Gains

Long-term investments          $    3,162,699    $46,999,834
Financial futures contracts          (587,500)            --
                               --------------    -----------
Total                          $    2,575,199    $46,999,834
                               ==============    ===========

As of August 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $46,999,834, of which $47,488,479 related to appreciated securities and $488,645 related to depreciated securities. The aggregate cost of investments at February 28, 1997 for Federal income tax purposes was $809,363,381.

4. Capital Stock Transactions:
Common Stock
At August 31, 1996, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. For the six months ended February 28, 1997 shares issued and outstanding remained constant at 61,123,140. At February 28, 1997, total paid-in capital amounted to $569,641,985.

Preferred Stock
The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock having a par value of $.025 per share. The yields in effect at February 28, 1997 were as follows:
Series A, 3.34%; Series B, 3.347%; Series C, 3.29%; Series D, 3.33%;
and Series E, 3.25%.

As of February 28, 1997, there were 11,000 AMPS shares issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the six months ended February 28,1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, received $204,693 as commissions.

5. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $16,956,000, of which $5,672,000 expires in 2003 and $11,284,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On March 10, 1997 the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.048003 per share, payable on March 27, 1997 to shareholders of record as of March 20, 1997.